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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - December 11, 2001
                        (Date of Earliest Event Reported)


                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


        Delaware                                                59-2758596
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(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)

  220 South Orange Avenue, 2nd Floor
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       Livingston, New Jersey                                   07039
       (Address of principal                                  ----------
         executive offices)                                    Zip Code


       Registrant's telephone number, including area code: (516) 766-2847

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ITEM 5.    OTHER EVENTS.

                During the period December 4, 2001 through December 11, 2001, Columbia Laboratories, Inc. (the "Company") sold an aggregate of 1,118,866 shares of its common stock to various investors at a purchase price of $2.65 per share (representing a negotiated discount to the market price), for aggregate gross proceeds to the Company of $2,965,000.

                On December 12, 2001, the Company issued the press release attached hereto as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                (c) Exhibits.

                      99.1         Press Release dated December 12, 2001.








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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 12, 2001

                                      COLUMBIA LABORATORIES, INC.

                                      By: /s/ David L. Weinberg
                                          -----------------------------------
                                          Name: David L. Weinberg
                                          Title: Chief Financial Officer



















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                                 EXHIBIT INDEX



             99.1         Press Release dated December 12, 2001.